DOUBLELINE FUNDS TRUST

DoubleLine Floating Rate Fund (the “Fund”)

Supplement dated January 30, 2026 to the Fund’s Summary Prospectus

(the “Summary Prospectus”), Prospectus (the “Prospectus”) and

Statement of Additional Information (the “SAI”), each dated July 31, 2025,

as supplemented or amended from time to time

This supplement provides new and additional information beyond that contained in the Summary Prospectus, Prospectus and SAI and should be read in conjunction with the Summary Prospectus, Prospectus and SAI.

The Board of Trustees of DoubleLine Funds Trust (the “Board”) approved a proposal under which the Fund would be merged with and into the American Beacon DoubleLine Floating Rate Income Fund (the “Acquiring Fund”), a series of American Beacon Funds (the “Transaction”). Effective on or about February 18, 2026, the Acquiring Fund’s name will change to American Beacon DoubleLine Floating Rate Fund. Shareholders of the Fund as of October 17, 2025 (the “Record Date”) approved the proposed Transaction. The Transaction will be consummated on or about February 20, 2026 (the “Closing Date”), subject to customary closing conditions.

A Combined Proxy Statement and Prospectus (the “Proxy Statement/Prospectus”) with respect to the Transaction was sent or given prior to the Joint Special Meeting of Shareholders to the Fund’s shareholders as of the Record Date. The Prospectus/Proxy Statement describes the Acquiring Fund and other matters. The Prospectus for the Acquiring Fund is available at www.americanbeaconfunds.com.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE